UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 9, 2025

PENN Entertainment, Inc.

(Exact Name of Registrant as Specified in Charter)

Pennsylvania	0-24206	23-2234473
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

825 Berkshire Blvd., Suite 200

Wyomissing, PA 19610

(Address of Principal Executive Offices, and Zip Code)

610-373-2400

Registrant’s Telephone Number, Including Area Code

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	PENN	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03. Amendment to Articles of Incorporation or Bylaws

On November 20, 2025, the Colorado Limited Gaming Control Commission (the “Commission”) added the following condition to the Colorado gaming license held by Ameristar Casino Black Hawk, LLC, a subsidiary of PENN Entertainment, Inc. (the “Company”):

As a condition for licensure in accordance with C.R.S. 44-30-506, Ameristar and its parent company, PENN Entertainment, Inc. (Penn), shall not permit an investor, who may or may not have claimed passivity previously, to acquire, assume, or exercise any control and/or influence over Penn and/or Ameristar, unless and until the Commission has determined that the investor is found suitable in accordance with the Gaming Act (Article 30 of Title 44, C.R.S.) and the Commission’s limited gaming regulations in 1 C.C.R. 207-1. This condition shall apply to any investor who (1) Proposes to nominate, appoint, replace, or remove any officer, director, or key management personnel with Penn and/or Ameristar; (2) Seeks to exercise any rights or powers that could materially affect the management, operations, or strategic direction of Penn; (3) Proposes to merge with, consolidate, or reorganize Penn in a manner that alters control or governance.

Accordingly, the Board of Directors (the “Board”) of the Company on December 9, 2025 approved and adopted, effective as of that date, certain amendments to the Company’s Fifth Amended and Restated Bylaws, as incorporated in the Company’s Sixth Amended and Restated Bylaws (the “Sixth A&R Bylaws”), which reflect this condition with respect to the nomination of directors and shareholder proposals.

The descriptions of the amendments set forth in the Sixth A&R Bylaws are qualified in their entirety by reference to the full text of the Sixth A&R Bylaws, which is filed with this Current Report on Form 8-K as Exhibit 3.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)       Exhibits.

Exhibit No.	Description
3.1	Sixth Amended and Restated Bylaws of the Company
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	December 10, 2025	PENN ENTERTAINMENT, INC.

		By:	/s/ Christopher Rogers
Christopher Rogers
Executive Vice President, Chief Strategy and Legal Officer and Secretary